Exhibit 99.2

BETTER METALS FOR EVs Revolutionizing the Mineral Supply Chain for Fast Growing EV Demand Investment summary for TMC the metals company Inc. March 2021

BETTER METALS FOR EVs This presentation is for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination between Sustainable Opportunities Acquisition Corporation (“SOAC”) and DeepGreen Metals Inc . (“DeepGreen”) . The information contained herein does not purport to be all - inclusive and none of SOAC, DeepGreen or any of their prospective affiliates, or any of their control persons, officers, directors, employees or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation . It is not intended to form the basis of any investment decision or any other decision in respect of the business combination . You should not construe the contents of this presentation as investment, legal, business or tax advice . You should consult with your own counsel, financial advisor and tax advisor as to legal, business, financial, tax and related matters concerning the matters described herein . Important Information About the Proposed Business Combination and Where to Find It In connection with the proposed business combination, SOAC intends to file a Registration Statement on Form S - 4 , including a preliminary proxy statement/prospectus and a definitive proxy statement/prospectus with the SEC . SOAC's shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus as well as other documents filed with the SEC in connection with the proposed business combination, as these materials will contain important information about DeepGreen, SOAC, and the proposed business combination . When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to shareholders of SOAC as of a record date to be established for voting on the proposed business combination . Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC's website at www . sec . gov, or by directing a request to : Investors@soa - corp . com . Participants in the Solicitation SOAC and its directors and executive officers may be deemed participants in the solicitation of proxies from SOAC's shareholders with respect to the business combination . A list of the names of those directors and executive officers and a description of their interests in SOAC will be included in the proxy statement/prospectus for the proposed business combination and be available at www . sec . gov . Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available . DeepGreen and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of SOAC in connection with the proposed business combination . A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination . Use of Projections and Non - GAAP Measures This presentation contains projected financial information with respect to the combined company, namely DeepGreen’s projected revenue and EBITDA for future years . Such projected financial information constitutes forward - looking information and is for illustrative purposes only, and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved . The independent auditors of DeepGreen have not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation . Some of the financial information and data contained in this presentation, such as EBITDA, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”) . EBITDA is defined as net earnings (loss) before interest expense, income tax expense (benefit), depreciation and amortization . DeepGreen believes these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to DeepGreen’s financial condition and results of operations . DeepGreen believes that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends . DeepGreen's method of determining these non - GAAP measures may be different from other companies' methods and, therefore, may not be comparable to those used by other companies and DeepGreen does not recommend the sole use of these non - GAAP measures to assess its financial performance . Management does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP . The principal limitation of these non - GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in DeepGreen’s financial statements . In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures . In order to compensate for these limitations, management presents non - GAAP financial measures in connection with GAAP results . DeepGreen is not providing a reconciliation of projected EBITDA for future years to the most directly comparable measure prepared in accordance with GAAP because DeepGreen is unable to provide this reconciliation without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized . For the same reasons, DeepGreen is unable to address the probable significance of the unavailable information, which could be material to future results . No Representations or Warranties This presentation does not purport to contain all of the information that may be required to evaluate a possible transaction . No representation or warranty, express or implied, is or will be given by SOAC or DeepGreen or any of their respective affiliates, directors, officers, employees, or advisers or any other person as to the accuracy or completeness of the information in this presentation (including as to the accuracy or reasonableness of statements, estimates, targets, projections, assumptions, or judgments) or any other written, oral, or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions, or misstatements, negligent or otherwise, relating thereto . Accordingly, none of SOAC or DeepGreen or any of their respective affiliates, directors, officers, employees, or advisers or any other person shall be liable for any direct, indirect, or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this presentation and any such liability is expressly disclaimed . This presentation is not intended to constitute and should not be construed as investment advice and does not constitute investment, tax, or legal advice . Certain information contained herein has been derived from sources prepared by third parties . While such information is believed to be reliable for the purposes used herein, none of SOAC, DeepGreen, their respective affiliates, nor SOAC’s or DeepGreen’s or their affiliates’ directors, officers, employees, members, partners, shareholders, or agents makes any representation or warranty with respect to the accuracy of such information . Industry and Market Data In this presentation, SOAC and DeepGreen rely on and refer to information and statistics regarding DeepGreen and certain of its potential competitors and other industry data . The information and statistics are from third - party sources, including reports by market research firms . Cautionary Note Regarding Mineral Resources and Reserves The mineral resource estimates in this presentation were prepared in accordance with the requirements of the requirements of the Modernization of Property Disclosures for Mining Registrants set forth in subpart 1300 of Regulation S - K, as promulgated by the United States Securities and Exchange Commission, and the National Instrument 43 - 101 “Standards of Disclosure for Mineral Projects” of the Canadian Securities Administrators . You are cautioned that mineral resources do not have demonstrated economic value and you should not assume that all or any part of mineral resources will ever be upgraded to mineral reserves . Under SEC standards, mineralization, such are mineral resources, may not be classified as a “reserve” unless the determination has been made that the mineralization could be economically and legally produce or extracted at the time of the reserve determination . Forward Looking Statements This presentation includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 . SOAC’s and DeepGreen’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward - looking statements as predictions of future events . Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward - looking statements . These forward - looking statements include, without limitation, SOAC and DeepGreen’s expectations with respect to future performance, development of its estimated resources of battery metals, potential regulatory approvals, and anticipated financial impacts and other effects of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination, the timing of the completion of the proposed business combination, and the size and potential growth of current or future markets for the combined company’s supply of battery metals . These forward - looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward - looking statements . Most of these factors are outside SOAC’s and DeepGreen’s control and are difficult to predict . Factors that may cause such differences include, but are not limited to : the occurrence of any event, change, or other circumstances that could give rise to the termination of the business combination agreement ; the outcome of any legal proceedings that may be instituted against SOAC and DeepGreen following the announcement of the business combination agreement and the transactions contemplated therein ; the inability to complete the proposed business combination, including due to failure to obtain approval of the shareholders of SOAC and DeepGreen, certain regulatory approvals, or satisfy other conditions to closing in the business combination agreement ; the occurrence of any event, change, or other circumstance that could give rise to the termination of the business combination agreement or could otherwise cause the transaction to fail to close ; the impact of COVID - 19 on DeepGreen’s business and/or the ability of the parties to complete the proposed business combination ; the inability to obtain or maintain the listing of the combined company’s shares on NYSE or Nasdaq following the proposed business combination ; the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination ; the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the commercial and technical feasibility of seafloor polymetallic nodule mining and processing ; the supply and demand for battery metals ; the future prices of battery metals ; the timing and content of ISA’s exploitation regulations that will create the legal and technical framework for exploitation of polymetallic nodules in the Clarion Clipperton Zone ; government regulation of deep seabed mining operations and changes in mining laws and regulations ; environmental risks ; the timing and amount of estimated future production, costs of production, capital expenditures and requirements for additional capital ; cash flow provided by operating activities ; unanticipated reclamation expenses ; claims and limitations on insurance coverage ; the uncertainty in mineral resource estimates ; the uncertainty in geological, hydrological, metallurgical and geotechnical studies and opinions ; infrastructure risks ; and dependence on key management personnel and executive officers ; and other risks and uncertainties indicated from time to time in the final prospectus of SOAC for its initial public offering and the proxy statement/prospectus relating to the proposed business combination, including those under “Risk Factors” therein, and in SOAC’s other filings with the SEC . SOAC and DeepGreen caution that the foregoing list of factors is not exclusive . SOAC and DeepGreen caution readers not to place undue reliance upon any forward - looking statements, which speak only as of the date made . SOAC and DeepGreen do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based . No Offer or Solicitation This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination . This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , as amended, or an exemption therefrom . 2 Disclaimer.

BETTER METALS FOR EVs 3 DeepGreen + SOAC = TMC the metals company Inc. (“TMC”, “The Metals Company”) Erika Ilves Strategy Tony O’Sullivan Project Development Gerard Barron CEO & Chairman Sc o tt Leonard CEO Scott Honour Chairman David Quiram CFO The Metals Company SOAC has identified DeepGreen as a unique opportunity to solve the looming global battery metals supply problem of the Clean Energy Transition while dramatically reducing the ESG footprint associated with conventional metal production. Together, SOAC and DeepGreen are forming The Metals Company.

BETTER METALS FOR EVs 4 Tra n saction summary. The business - Founded in 2009, DeepGreen Metals, Inc. is the developer of the world’s largest estimated deposit of battery metals 1 — seafloor polymetallic nodules — with the lowest expected lifecycle ESG footprint on the planet and people 2 Transaction size - Sustainable Opportunities Acquisition Corp. (NYSE: SOAC) is a special purpose acquisition company with $300mm of cash in trust - Fully committed, upsized $330 million PIPE Valuation - Pro forma equity value of $2.9bn - Attractively valued entry multiple for a unique resource with significant upside, proven technology, timing of estimated first production/ revenue aligned with expected significant shortages in key battery metals - 2027E EBITDA of $2bn 3 - Net present value of $6.8n 3 for NORI - D - Net present value of $31.3bn 3 for the full portfolio Capital structure - DeepGreen shareholders rolling 100% of their equity - $570mm net cash (assuming no redemptions) expected to fully fund operations to first expected revenue in 2024 Pro Forma Ownership - 76% existing shareholder equity roll over - 12% SPAC and founder shares - 11% PIPE investors 1 Global Nickel Industry Cost Summary, Wood Mackenzie, August 2020. 2 “Where Should Metals for the Green Transition Come From?”, Paulikas et al, LCA white paper, April 2020. 3 Canadian NI 43 - 101 and SEC Regulation S - K (Subpart 1300) Compliant NORI Area D Clarion Clipperton Zone Mineral Resource Estimate and associated financial model, AMC, March 2021 . Canadian NI 43 - 101 Compliant TOML Clarion - Clipperton Zone Project Mineral Resource Estimate, AMC, March 2016. Canadian NI 43 - 101 Resource Statement for full field financial model (internal DeepGreen development scenario). Net present value as of January 1, 2021, assuming 9% discount rate.

BETTER METALS FOR EVs

1 Assuming 75kWh batteries with NMC811 chemistry and nodule resource grade and abundance, “Where Should Metals for the Green Transition Come From?”, Paulikas et al, LCA white paper, April 2020. Calculation based on estimated contained value of nickel. 2 Nickel equivalence calculation uses NORI - D Model price deck as stated on page 54. Based on converting the economic value of other metals into nickel using the average commodity prices across life of mine for NORI - D. Life of mine model based on Canadian NI 43 - 101 and SEC Regulation S - K (Subpart 1300) Compliant NORI Area D Clarion Clipperton Zone Mineral Resource Estimate, AMC, March 2021 . 3 DeepGreen analysis based Canadian NI 43 - 101 and SEC Regulation S - K (Subpart 1300) Compliant NORI Area D Clarion ClippertonZone Mineral Resource Estimate and associated financial model, AMC, March 2021. Metals Cost Curve, Wood Mackenzie, August 2020. 4 “Where Should Metals for the Green Transition Come From?”, Paulikas et al, LCA white paper, April 2020. “Life cycle climate change impacts of producing battery metals from land ores versus deep - sea polymetallic nodules”, Paulikas et al, December 2020. Investment highlights. 6 BETTER METALS FOR EVs Four battery metals in high concentrations in a single resource 3.2% nickel equivalent 2 vs. 0.3 - 1.9% for the world’s largest undeveloped nickel projects 70 - 99% reduction of lifecycle ESG impacts Including zero solid waste, 90% less CO 2 equivalent emissions 4 Low - cost production Expecting to be the 2 nd lowest cost nickel producer on the planet 3 Best - in - class strategic investors / partners The world’s largest estimated source of battery metals Enough nickel, copper, manganese and cobalt in situ to electrify 280 million EVs 1 Attractive valuation with significant upside 0.35x P/NAV multiple only on 22% of the resource vs. 1.6x median for producing peers Offtakes Proc e s s ing Vessel operations Offshore collection technology Onshore processing technology “EV battery in a rock”

BETTER METALS FOR EVs BETTER METALS FOR EVs EV revolution is metal intensive. 85 kg 29 Cu C opp er 63.546 56 kg 28 Ni Nickel 58 . 69 3 7.1 kg 27 Co C ob a l t 58 . 93 3 6.6 kg 25 Mn M a n g ane s e 54.938 Metal requirements for a 75kWh battery with NMC cathode chemistry and average copper contents for electric harness and connectors. Different battery size and cathode chemistries would have different metal requirements. Source: “Where Should Metals for the Green Transition Come From?”, Paulikas et al, LCA white paper, April 2020. 7

BETTER METALS FOR EVs ~$18bn 3 investment in electromobility and hybridization through 2025 ~$84bn 3 committed to R&D and capex spend, with a particular focus on electrification and digitalization through 2025 ~$11bn 3 investment in development and production of EVs $22bn committed towards electrification through 2025 ~$27bn committed to EVs and AVs through 2025 ~$42bn 3 towards electromobility and hybridization through 2025 1 New Energy Outlook 2020, BloombergNEF, October 2020. Includes both passenger and commercial vehicles. 2 Company press releases. 3 Market exchange rates as of February 8, 2021 per FactSet (financial data provider). Surge in EV demand will test the limits of metals supply. 5 5 . 5 2 1 . 8 7 . 0 1 . 4 2020 2025 2030 2040 Global electric vehicle sales Millions of units 1 OEM commitments to EV development Public commitments 2 8

BETTER METALS FOR EVs 14 16 18 20 22 24 26 28 12 30 1 “Powering up sustainable energy,” McKinsey, June 2020. 2 “How clean can the nickel industry become?”, McKinsey, September 2020. 3 Q4 2020 Copper Long Term Outlook, Wood Mackenzie. Massive deficits in key EV battery metals are expected from 2025. 58 138 457 1 , 268 3 , 086 219 1 , 464 3 , 612 2019 2025 2030 Global battery demand 1 By application, in gigawatt hours 2 .3 Nickel class 1 deficit without greenfield developments Global refined nickel supply and demand, in Mt 2 2.6 2.4 2.2 2.0 1.8 1.6 1.4 1.2 1.0 0.8 Supply D e m and Copper deficit without greenfield developments Global copper mine supply and demand, in Mt 3 D e m and ~35% deficit 201 2 1 3 1 4 1 5 1 6 1 7 1 8 1 9 2 0 2 1 2 2 2 3 2 4 2 5 2 6 2 7 2 8 2 9 2030 26 .9 EVs Energy storage 69 Consumer electronics Supply ~40% deficit 29 Cu Coppe r 63.546 28 Ni Nickel 58 . 69 3 9

Note: In - depth quantification of lifecycle ESG impacts of sourcing four metals for 1 billion EVs from conventional land ores detailed in “Where Should Metals for the Green Transition Come From?”, Paulikas et al, LCA white paper, April 2020. C h i l d l a b o r BETTER METALS FOR EVs ESG impacts of conventional metal production compound the metal supply problem. Child labor Deforestation, loss of biodiversity & carbon sinks Toxic tailings CO 2 e, SO x & NO x emissions 10

BETTER METALS FOR EVs 4 1 7 5 8 9 3 6 2 Areas of Particular Environmental Interest (APEI) PROTECTED AREAS (1.44 million km 2 ) EXPLORATION AREAS (1.1 million km 2 ) Exploration contract areas granted by the International Seabed Authority (ISA) Solution : sourcing battery metals from a vast resource of polymetallic nodules. BETTER METALS FOR EVs Clarion Clipperton Zone (CCZ) 1 Hawai’i Enough total resource in the CCZ to electrify the entire global car fleet several times over 2 23 billion dry tonnes of nodules, total CCZ resource estimate 1 Area depicted represents the entire CCZ. 2 Assuming 75kWh batteries with NMC811 chemistry; “Where Should Metals for the Green Transition Come From?”, Paulikas et al, LCA white paper, April 2020; Nodule resource grade and abundance based on the ISA resource model. Source: “A Geological Model of Polymetallic Nodule Deposits in the Clarion - Clipperton Fracture Zone”, ISA, 2010. Resource Estimates of the Clarion Clipperton Manganese Nodule Deposits (Marine Mineral Deposits p 145 - 170), Morgan, 2000. 234 Mt 29 Cu C opp er 63.546 270 Mt 28 Ni Nickel 58 . 69 3 46 Mt 27 Co C ob a l t 58 . 93 3 6 Bt 25 Mn M a n g ane s e 54.938 11

BETTER METALS FOR EVs Unattached to the seafloor – no need for drilling & blasting High - grades of four metals in a single ore – much less ore mass to process Very low hazardous elements like As, Sb, Hg – no toxic processing tailings Low head - grade variability – easier to process 2 - 10 cm diameter – easy to handle Microporous – easier to smelt High - grade, consistent and scalable resource offers many advantages. 1.1% 29 Cu C opp er 63.546 1.4% 28 Ni Nickel 58 . 69 3 0.1% 27 Co C ob a l t 58 . 93 3 31% 25 Mn M a n g ane s e 54.938 Source: Canadian NI 43 - 101 and SEC Regulation S - K (Subpart 1300) Compliant NORI Area D Clarion Clipperton Zone Mineral Resource Estimate and associated financial model, AMC, March 2021 . Rest of nodule mass: 41% hydroxides, 18% Mg/Na/Al/Si; 8% Fe; 0.7% micronutrients. 12

BETTER METALS FOR EVs - 75% - 94% Ore Land +99.6% Seafloor - 89% Water Resource use Habitat damage Climate change - 93% Megafauna wildlife at risk - 99% Human toxicity Humans Land based mining impacts globally includes deep sea tailings placement which can be very damaging to the environment - 70% - 94% - 100% - 98% - 99% - 99% CO 2 e Stored carbon Solid Terrestrial Freshwater Eutrophication emissions at risk processing ecotoxicity ecotoxicity potential waste - 97% Human lives at risk Wildlife present Biodiversity loss risk - 100% Child labor risk - 93% Biomass at risk Enabling us to dramatically reduce lifecycle ESG impacts of EV battery metals… Nodules vs. land ores Note: Lifecycle analysis done on a cradle - to - gate basis including the mining/collection phase, transport, processing & refining phase. Source: “Where Should Metals for the Green Transition Come From?”, Paulikas et al, LCA white paper, April 2020. 13

BETTER METALS FOR EVs N O R I - D A v e r a g e 2 , 3 ( $ 2 . 4 / l b ) C 1 c a s h c o s t , $ / l b W o r l d ’ s c u m u l a t i v e n i c k e l p r o d u c t i o n b y m i n e r , m i l l i o n l b s …and expect to become the second lowest - cost nickel producer in the world 1 . Nickel C1 cost curve on a by - products’ basis 1 C1 Cash Cost represents all direct costs, incl. mining, processing, freight, SGA minus revenue from by - products 14 (20.0) 1 Nickel C1 Cost Curve, Wood Mackenzie, August 2020. 2 Average for the steady state years 2030 - 45. 3 Derived from Canadian NI 43 - 101 and SEC Regulation S - K (Subpart 1300) Compliant NORI Area D Clarion Clipperton Zone Mineral Resource Estimate and associated financial model, AMC, March 2021 . (1 5 . 0) (10 . 0) (5 . 0) 0 . 0 5 . 0 10 . 0 N o r i l s k , R u s s i a

BETTER METALS FOR EVs Ex p lor a t i on contract area NORI 1 TOML 2 Marawa Sponsoring state Republic of Nauru Kingdom of Tonga Republic of Kiribati Exploration area 74,830 km 2 74,713 km 2 74,990 km 2 Technical resource statement Yes Yes Resource definition work still required Polymetallic nodules Inferred resource 866 4 million tonnes (wet) 756 million tonnes (wet) -- Manganese 29.5% 29.2% -- Nickel 1.3% 1.3% -- Copper 1.1% 1.1% -- Cobalt 0.2% 0.2% -- Electric vehicles in situ resource sufficient for 3 150 million EVs 130 million EVs -- 1 Canadian NI 43 - 101 and SEC Regulation S - K (Subpart 1300) Compliant NORI Area D Clarion Clipperton Zone Mineral Resource Estimate and associated financial model, AMC, March 2021 . 2 Canadian NI 43 - 101 Compliant TOML Clarion Clipperton Zone Project Mineral Resource Estimate, AMC, July 2016. 3 Assuming 75kWh batteries with NMC811 chemistry and nodule resource grade and abundance; “Where Should Metals for the Green Transition Come From?”, Paulikas et al, LCA white paper, April 2020. Calculation based on estimated contained value of nickel. 4 Canadian NI 43 - 101 and SEC Regulation S - K (Subpart 1300) Compliant NORI Area D Clarion Clipperton Zone Mineral Resource Estimate, AMC, March 2021 – 11 Mt inferred @ 1.4% Ni, 1.1% Cu, 0.1% Co and 31.0 % Mn and 15.6 Kg/m2 abundance, 341Mt Indicated @ 1.4% Ni, 1.1 %Cu, 0.1% Co and 31.2% Mn and abundance 17.1Kg/m2, 4 Mt Measured @1.4% Ni, 1.1% Cu, 0.1% Co and 32.2% Mn and 18.6 Kg/m 2 . Estimated in situ resource sufficient for 280 million EVs. 3 15

BETTER METALS FOR EVs Marawa Resource definition work still required 1 Canadian NI 43 - 101 Resource Statement for full field financial model (internal DeepGreen development scenario). 2 Canadian NI 43 - 101 and SEC Regulation S - K (Subpart 1300) Compliant NORI Area D Clarion Clipperton Zone Mineral Resource Estimate and associated financial model, AMC, March 2021 . 3 Canadian NI 43 - 101 Compliant TOML Clarion Clipperton Zone Project Mineral Resource Estimate, AMC, July 2016. 4 January 1, 2021, assuming 9% discount rate. 5 Average estimated annual revenue and EBITDA 2030 - 2046. $6.8B NPV 4 Resource: 356Mt Production: 9.3Mtpa dry Est. Revenue: $4.7B/a 5 Est. EBITDA: $2.9B/a 5 Est. Total Revenue: $95.1B Est. Total EBITDA: $57.3B + Additional upside We are developing NORI - D area first with potentially massive investor upside if full portfolio is developed. Full portfolio 1 Estimated resource $3 1.3 B N PV 4 Resource: 1.6Bt Production: 56Mtpa dry Est. Revenue: $20.2B/a Est. EBITDA: $12.9B/a Est. Total Revenue: $389B Est. Total EBITDA: $247B 2 Estimated resource 3 16

BETTER METALS FOR EVs 0.3% Nickel equivalent grades 4 1.2% 1.1% 1.9% 3.2% Comparing our portfolio to other nickel projects. 1 Global Nickel Industry Cost Summary, Wood Mackenzie, August 2020; inclusive of reserves. 2 Canadian NI 43 - 101 Resource Statement for full field financial model (internal DeepGreen development scenario). Metals and mining recoveries have not been considered. 3 Asset Reports for Dumont, Wingellina, Araguaia, NiWest Laterite, Norilsk, FeNi Halmahera, Jinchuan and Koniambo, Wood Mackenzie. 4 Nickel equivalence calculation uses NORI - D Model price deck as stated on page 53. For gold ($1,832/oz), platinum ($1,172/oz) and silver ($27/oz), spot prices as of February 8, 2021 are used. 5.8 2.0 1.7 0.9 TMC po r tf o li o Dumont W i nge li n a A r agu ai a NiWest Laterite 18.9 5.4 4.3 3.4 N o r il s k FeNi H a l mahe r a Jinchuan Koniambo 29.0 2 Ni equivalent resources World’s largest undeveloped nickel projects Total resources (inferred, indicated & measured), in Mt 1,3 World’s largest nickel operations Total resources (inferred, indicated & measured), in Mt 1,3 2.3% 2.0% 1.2% 2.5% 16.0 2 17

BETTER METALS FOR EVs 34 31 26 25 12 11 10 5 1 Canadian NI 43 - 101 Resource Statement for full field financial model (internal DeepGreen development scenario). 2 Market data and net asset value estimates from FactSet, as of February 8, 2021. Potentially massive scale and upside on estimated resource and value . 44 47 55 10 21 10 13 Market Cap. ($bn) 2 80% 81% 64% (9% ) 108% 78% 8% Premium / (Discount) to NAV 2 Fundamental value on a comparable scale to world’s leading base metals miners Net asset value, in US$bn 18 TMC portfolio 1

BETTER METALS FOR EVs BETTER METALS FOR EVs R E S O U R C E C O L L E C T S H I P P R O C E S S A C Q U I S I T I O N Secure State Sponsorship & Exploration Contracts from the International Seabed authority D E F I N I T I O N Survey the resource to increase resource certainty USE Secure Exploitation Contracts from the International Seabed Authority T E C H N O L O G Y D E V E L O P M E N T Design, pilot and scale offshore collection technology E N V I R O N M E N T A L I M P A C T S Complete comprehensive seabed - to - surface environmental and social impact assessment (ESIA) program. Secure social operating license F L O W S H E E T Design, pilot and scale onshore processing & refining technology O F F S H O R E O N S H O R E What it takes to develop a nodule resource. 19

BETTER METALS FOR EVs B O X C O R E S A M P L I N G 1 A U V C A M E R A I M A G E R Y 1 1 Images from DeepGreen’s resource survey offshore campaigns in NORI contract area. 2 Boxcores, nodules collected, high - res bathymetry, detailed bathymetry – compiled by DeepGreen from - Canadian NI 43 - 101 and SEC Regulation S - K (Subpart 1300) Compliant NORI Area D Clarion Clipperton Zone Mineral Resource Estimate and associated financial model, AMC, March 2021. Canadian NI 43 - 101 Compliant TOML Clarion Clipperton - Zone Project Mineral Resource Estimate, AMC, July 2016 and DeepOcean NORI – D Bulk Sampling Report, 2020. Erias Cruise 6a Biological and Physiochemical Co - Sampling Report NORI area D post cruise, 2019; Erias Cruise 6b Biological and Physiochemical Co - Sampling Report NORI area D post cruise report, 2019. Resource is effectively and efficiently defined. NORI TOML 178,591 km 2 of high - res bathymetric survey 2 5,439 km 2 detailed seafloor imagery 2 250 box cores collected 2 82,000 kg (wet) nodules collected 2 13,950 biological samples collected 2 20

BETTER METALS FOR EVs Kennecott Copper Corp British Petroleum, Rio Tinto - Zinc Corp Consolidated Gold Fields Noranda Mines, Mitsubishi Corp Deepsea Ventures Inc. US Steel, Sun Oil, Union Miniere Ocean Management Inc. International Nickel Company Metallgesellschaft AG Sumitomo, Sedco Lockheed Amoco Minerals, Shell Petroleum Source: Canadian NI 43 - 101 and SEC Regulation S - K (Subpart 1300) Compliant NORI Area D Clarion Clipperton Zone Mineral Resource Estimate, AMC, March 2021 . Offshore diamond mining De Beers, NAMCO, Samicor Marine mining is currently utilized in the production of alluvial diamonds at commercial scale. Present day Most exploration work in the 1970’s halted due to lack of clarity over title in international waters. International Seabed Authority was established in 1994 by the UN to formalize and bring transparency to the regulation of seabed resources in territories beyond exclusive economic zones. Technology demonstrated 50 years ago but held back by regulatory uncertainty. 1970’s pilots in CCZ CCZ seafloor nodule contractors 21

BETTER METALS FOR EVs Regulator established International Seabed Authority is formed and member nations join 1994 exploration contracts granted to DeepGreen, sponsored by Nauru 1 2011 Commercial rights secured by DeepGreen, sponsored by Kiribati 3 2015 1st draft Exploitation Regulations issued by ISA 2017 Final Exploitation Regulations were expected to be in place in 2020 but are delayed due to Covid - 19… …The ISA has committed to completing and adopting the code on an expedited basis and we expect the code to be adopted no later than 2023. 2021 E x p l o rati o n R e g u lati o ns First Exploration Contracts granted to Government Institutions 2001 Exploitation Regulations to be adopted by the ISA 2023 Transparent regulatory regime supported by international law. exploration contracts granted to Nautilus, sponsored by Tonga — acquired by DeepGreen in March 2020 2 2012 NORI Area Marawa Area Seabed resources in the high seas are governed by the International Seabed Authority (ISA) - Autonomous international organization - Modern regulatory regime - Transparency & civil society engagement - Less sovereign risk - Royalty transparency - Common heritage of mankind - Focus on developing states & the environment TOML Area We have the required contracts to explore our resources and we are on track to secure our first production contract. 1 NORI ISA exploration contract and NORI sponsorship agreement with Nauru. 2 TOML ISA exploration contract and TOML sponsorship agreement with Tonga. 3 Marawa ISA exploration contract and Marawa sponsorship agreement with Kiribati. 22

BETTER METALS FOR EVs Aerial view of Manra Island, Phoenix Islands, Kiribati -- Sponsoring State for the Marawa Area and one of the first countries to disappear as a result of sea level rise driven by climate change 1 Canadian NI 43 - 101 and SEC Regulation S - K (Subpart 1300) Compliant NORI Area D Clarion Clipperton Zone Mineral Resource Estimate and associated financial model, AMC, March 2021. Regulatory regime designed to drive equitable development. ISA Royalties to be payed to the ISA. Developing nations expected to be favoured in the allocation of the royalty pool by the ISA. Sponsoring State Production fees to be paid to Nauru as a Sponsoring State for NORI Area. In addition to production fees, Nauru benefits from annual training and capacity building commitments. BETTER METALS FOR EVs $7.2bn Estimated project life contributions and royalties from NORI - D project alone 1 23

BETTER METALS FOR EVs R E S O U R C E C O L L E C T S H I P P R O C E S S O F F S H O R E O N S H O R E Strategic partners and other organizations helping us accelerate development. BETTER METALS FOR EVs 29 Cu Coppe r 63.546 Invested in 2012. Holds offtake on NORI Area: 28 Ni Nickel 58.693 50% of p r od u c tion 50% of p r od u c tion D E F I N I T I O N Invested $25M in 2017. Provides project management services including vessel operations and supplier management on all resource definition and environmental offshore campaigns. T E C H N O L O G Y D E V E L O P M E N T Invested $70M in 2019 - 2020. Developing a pilot and first commercial nodule collection system (partially covered by DeepGreen equity). F L O W S H E E T Developed a zero solid waste flowsheet, overseeing Pilot Plant program being completed at FLSmidth’s and Glencore’s facilities. E N V I R O N M E N T A L I M P A C T S Several world’s leading deep - sea research institutions contributing to Environmental & Social Impact Assessment program consisting of over 100 discrete studies. These organizations are independent and expect to openly publish their research in peer - reviewed journals. 24

1.2Mt (wet) p.a. early production system expected to be operational 1 12.5 - 54.5Mt 1,2 (wet) p.a. 2 - 6x drillships 1 - 6 purpose - built vessels expected 3 Technology selection for all systems and sub - systems for pilot /early production system 2019 Lab testing and final design of pilot / early production system 2020 1,000t (wet) expected to be collected in the CCZ using pilot / early production system 2022 2024 2025 - 2030 2015 - 2019 Technical scoping and design studies by DeepGreen Metals BETTER METALS FOR EVs Pilot system test in the Atlantic Ocean 2021 1 1.2Mpta (wet) and 12.5Mpta (wet) for NORI - D based on five year average per Canadian NI 43 - 101 and SEC Regulation S - K (Subpart 1300) Compliant NORI Area D Clarion Clipperton Zone Mineral Resource Estimate and associated financial model, AMC, March 2021. 54.5Mpta (wet) for full field based on internal scenario modelling. Expected production, subject to ISA Exploitation Contract. 2 Planned production, subject to contract with Allseas. 3 Estimated production, also subject to contract. 25 Collector robot: Design & lab tests complete; sub - system build contracts awarded. Production vessel & riser: Drillship acquired by Allseas for <$50M (new build $700M) Conversion in progress Allseas, a leading global offshore contractor, is developing our pilot collection system that will evolve into production system. 25

Stable, food - poor environment dependent on particles sinking from oligotrophic surface waters Very low biomass • No plants • ~70% of biomass is bacteria • Most wildlife is small <4cm 20 3.64 0.0 1 3 Rainforests (e.g., Indonesia) Land biomass average Abyssal seabed Biomass Contained carbon kg/m 2 Note: The seafloor - biomass value incorporates an estimate of seamounts and hydrothermal vents attributed to Wei, et al., 2010. It is also an overestimate because it includes all fish in the water column, rather than focusing only on the seafloor and mid - water column. The overall biomass of earth’s ice - free terrestrial area was 472.7 gigatonnes of carbon, compared to 2.49 gigatonnes of carbon for the global abyssal seabed. Source: Bar - On, Phillips, & Milo, 2018; Wei, et al., 2010. ~300x ~1,500x The advantage of operating on the CCZ abyssal seafloor: one of the lowest biomass & lowest carbon sequestration environments on the planet. BETTER METALS FOR EVs 26

BETTER METALS FOR EVs 1 Modelling completed by DHI. Source: DeepGreen Metals’ ESIA program. 1. Nodule removal Some organisms need hard nodule surfaces for critical life function. To protect and enable repopulation: - 34% of CCZ is set aside by the ISA into protected areas - 10% additional “no - take zones” set aside by DeepGreen - 15% of nodules planned to be left behind in DeepGreen operational areas to enable repopulation 3. Return water Seawater used to transport nodules in the riser is expected to contain small amounts of sediment and fines from nodules breakage in transport. Modeling optimal re - injection points that will cause minimal disruption to marine wildlife. 2. Sediment disturbance Our collector robots expected to entrain and discharge top 5 cm of sediment under the nodules. 95% of suspended particles expected to resettle within days within 100s - 1,000m of the origin. Work in progress to reduce impacts: modeling, exploring reduction solutions with discharge & mining patterns, ways to accelerate particle flocculation 1 Suppo r t vessel P ro d u c tion vessel Bulk carrier Collector robots Riser using airlift BETTER METALS FOR EVs Key impacts on the marine environment we worry about. 27

BETTER M ETALS FOR EVs 100+ integrated studies Surface biology Surface fauna logbook (PelagOS) R e m ote S e n si n g , H ydr o p h o n e A c o u sitcs Pelagic biology Microbial Community Characterization Phytoplankton Community Characterization Zooplankton Community Characterization Gelatinous Zooplankton Characterization Micronekton Characterization T r o p h ic An alysi s (S t abl e Iso t o pes) Temporal Variability of Pelagic Communities Trace Element Profiles In Water Column Particulate Profiles in Water Column Discharge Plume Characterization (Physical) Discharge Plume Characterization (Biological) Midwater Discharge (food webs particle composition) Collector impact studies Met ocean studies Bathymetry (seabed mapping) Habitat mapping Database development Digital twin development Collector test nearfield studies Collector test far - field modeling Plume modeling Existing Resource Utilization Study Noise & Light Study M eteor o l og y & A ir Q u ali t y S t u dy Hazard & Risk Assessment Emergency Response Planning Cultural & Historical Resources Waste Management Cumulative Impacts Benthic biology Megafauna Characterization (Photo transects) Megafauna Characterization (Time Lapse) Macro Fauna Characterization Micro Fauna Characterization Meso Fauna Characterization Macro Fauna Characterization Sediment analysis Baited camera and traps Benthic respiration and nutrient cycling Seafloor metabolic activities Bioturbation, sediment characteristics Porewater sampling Exposure toxicology studies Metals determination by ICP analysis Induction of gene transcripts (metals) BETTER METALS FOR EVs Partnering with the world’s leading researchers to baseline and mitigate marine impacts. 28

BETTER METALS FOR EVs Aug 19 Oct 19 Jan 20 Apr 20 Jul 20 Oct 20 Jan 21 Apr 21 Jul 21 Oct 21 Jan 22 Apr 22 Jul 22 Oct 22 Jan 23 Apr 23 Jul 23 Scoping Study and ESIA Terms of Ref e r e nce Environmental Impact Assessment Environmental Impact Statement Development Environmental Monitoring and Management Oct 23 Jul 24 Jan 24 Apr 24 Terms of Reference Su b miss ion to ISA 1 3 2 Scop ing Stakeholder Consulta t ion Q2 2022 Collector Test Ongoing Stakeholder Consulta t ion Q1 2021 Collector Test EIS Submitted to ISA Ongoing Stakeholder Consulta t ion NORI - D EIS Su b miss ion To ISA Ongoing Environmental M o nitor in g and Management Environmental impact assessment is currently underway, with continuous consultations with stakeholders ongoing. Note: Timeline represents estimates and may be subject to change. We are committed to engaging all stakeholders and protecting the environment we operate in. 29

BETTER METALS FOR EVs 20 kg New flowsheet developed (pyromet processing / hydromet refinery), modelled and lab - tested 2019 75 tonnes Pilot plant program with FLSmidth in Whitehall, PA, USA and XPS Solutions (Glencore) in Sudbury, Canada 2020 - 2021 1.2 Mt (wet) 1 Project Zero - small scale commercial production expected using existing or partner facilities 2024 2011 - 2018 Hydromet flowsheet developed and lab - tested by DeepGreen Metals 2025 - on w a rds 12.5 - 54.5Mt (wet) 1 Expected tolling of existing facilities and constructing new RKEF plants & refineries - One of the world’s leading process engineering firms - Participation to ensure data for engineering deliverables is attained - Provides independent data on a wide range of engineering topics Hatch, a leading process engineering firm, helped develop processing flowsheet with zero solid waste and using conventional equipment. Pilot plant program — completing this year 1 1.2Mpta (wet) and 12.5Mpta (wet) for NORI - D based on five year average per Canadian NI 43 - 101 and SEC Regulation S - K (Subpart 1300) Compliant NORI Area D Clarion Clipperton Zone Mineral Resource Estimate and associated financial model, AMC, March 2021. 54.5Mpta (wet) for full field based on internal scenario modelling. Expected production, subject to ISA Exploitation Contract. Note: Timeline represents estimates and may be subject to change. 30

BETTER METALS FOR EVs BETTER METALS FOR EVs Additional strategic advantage driven by our flexibility in plant site selection across the world. 31

BETTER METALS FOR EVs 1 GLS Location Study prepared for DeepGreen. We have enough estimated resource to fill 6 plants on three continents powered by renewables. 1 12 specific sites identified based on: - Deep - water port and cost of CCZ - to - port logistics - Cost & source of electric power, cost of natural gas - Proximity to manganese and battery customers 32

Exploration Contracts and 43 - 101 resource statements Prefeasibility study (PFS) Feasibility study PROJECT #0 1.0Mt (wet) Initial Assessment (IA) 2023 NORI - D Exploitation C ontract Ap p licati o n, including Environmental Impact Assessment, on track for submission 2024 Start small scale commercial production W E A R E H E R E exploration planned production S C A L I N G : 11.3Mt (wet) 2011 - 2019 Exploration Contracts for - NORI - Marawa - TOML 2016 - 2019 Resource Statements issued for - NORI (2012, 2019) - TOML (2013, 2016) 2022 Pilot collection test in the CCZ 2020 - 2021 Processing pilot plant program in North America 2030 Steady state commercial production BETTER METALS FOR EVs All workstreams on track for NORI - D to achieve expected commercial production in 2024. 2019 2021 N O R I N O RI - D IA IA Note: Timeline represents estimates and may be subject to change. 33

BETTER METALS FOR EVs Next step: how we scale. BETTER METALS FOR EVs 34

BETTER METALS FOR EVs Project Zero expected to achieve commercial production for NORI - D and de - risk the rest of the operation. Nickel 119.1 Kt Manganese 2,847.0 Kt Copper 88.7 Kt Cobalt 9.4 Kt Fertilizer 253.5 Kt PROJECT ZERO 1.0Mt (wet) 0.75Mt (dry) PROJECT ONE 12.2Mt (wet) 9.3Mt (dry) P ro d u c t s Avg. pr odu c tion 4 NiCuCo alloy 21Kt Mn in silicate 331Kt P ro d u c t s Production 1 Production vessels Hidden Gem acquired, conversion in progress Collector robots Procurement of lead items in progress for pilot collector (#1) RKEF lines (x0) Planned tolling through existing facilities Converted drillship Purpose - built collection vessel Support vessel RKEF lines (x4) New construction Refineries (x2) New construction ~$193M Construction CAPEX to start commercial production 2,3 ~$7.0b expected CAPEX to ramp up to full run - rate production 1 Production based on 1.0Mpta (wet) with a single subsea collector. 2 Another collector will be added to the Hidden Gem production vessel in 2029. Associated CAPEX is included in Project One CAPEX. 3 $163mm for Hidden Gem modification and $30mm for Onshore Capex. Does not include 40mm of contingency allocation. 4 Total NORI - D stable state production including both Project Zero and Project One, 2030 - 2046 average. Source: Canadian NI 43 - 101 and SEC Regulation S - K (Subpart 1300) Compliant NORI Area D Clarion Clipperton Zone Mineral Resource Estimate and associated financial model, AMC, March 2021. $4.8 billion onshore construction CAPEX $2.2 billion offshore construction CAPEX 35

BETTER METALS FOR EVS With Project Zero generating revenue, we expect to have several viable options to finance CAPEX for Project One. 1 Canadian NI 43 - 101 and SEC Regulation S - K (Subpart 1300) Compliant NORI Area D Clarion Clipperton Zone Mineral Resource Estimate and associated financial model, AMC, March 2021. PROJECT ONE CONSTRUCTION CAPEX Expected to be driven lower with strategic partnerships $7.0 billion 1 EXPECTED SOURCES OF CAPEX FIN A N C ING Through a combination of: - Project financing supported by bankable offtakes - Government incentives - Development bank finance - ESG & Green Bonds - Royalty and streaming proceeds - Public capital markets $3.0b expected cash flow gen e r a tion $4.0b subsequent financing Our capital philosophy - Utilize existing excess vessel and kiln capacity in the market vs. building / acquiring - Identify and leverage strategic partners with a lower cost of capital - Outsource operations that exceed our cost of capital 36 The company expects most of this capital to be funded by third parties, as they have done in the past

BETTER METALS FOR EVS Capital plan has multiple options for non - dilutive financing. Co bre Pana m a Cascabel Q uella v e c o Kamo a Ka k u l a Royalty / s tre aming Offtake financing Debt financing (ECA - backed, project finance, capital markets) Capital - light model focused on leasing equipment from core providers Cash flow generated from operations: $3.2bn Precedent examples of similar financing strategies Asset owners/operators: Resource owners: M in a J u s ta Base Metal Producers 1 Median LTM Net Leverage: 1.3x Q uebrada Blan c a 1 Base metal producers include Southern Copper, OZ Minerals, Freeport McMoRan, Antofagasta, Lundin Mining and First Quantum Minerals. Source: FactSet. Leverage data based on market data as of February 8, 2021. 37 Other EV M anufa c t u r e r s

D I S C O U N T E D C A S H F L O W J A N 2 0 2 1 Net present value at 9% discount rate $6.8 billion EST. ANNUAL REVENUE 1 $4.7 billion EST. ANNUAL EBITDA 1 $2.9 billion EST. PRE - CONSTRUCTION CAPEX $0.2 billion EST. OFFSHORE CONSTRUCTION CAPEX $2.2 billion EST. ONSHORE CONSTRUCTION CAPEX $4.8 billion NORI - D planned production to commence in 2024 and expected to reach close to $2 billion in EBITDA in 2027. $USD millions 1 Average estimated annual production and revenue 2030 - 2046. 2 Based on spot prices as of February 26, 2021. Nickel price of $18,607/ton (LME Spot Close), copper price of $9,172/ton (LME Spot Close), cobalt price of $51,995/ton (LME Spot Close) and manganese price of $5.55/dmtu (SMM - Mn 44% Ore - CIF Tianjin). Source: Canadian NI 43 - 101 and SEC Regulation S - K (Subpart 1300) Compliant NORI Area D Clarion Clipperton Zone Mineral Resource Estimate and associated financial model, AMC, March 2021. BETTER METALS FOR EVS Financials Life of Project 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2043 2044 2045 2046 Revenue 95,090 - - - 251 1,172 2,253 3,677 4,409 3,780 4,889 5,459 5,190 5,124 4,823 4,423 4,230 3,749 3,203 Operating costs 37,761 64 75 88 215 751 1,410 1,693 1,906 1,432 1,821 2,067 1,969 1,939 1,818 1,678 1,613 1,439 1,225 EBITDA 57,330 (64) (75) (88) 35 421 843 1,983 2,503 2,348 3,068 3,392 3,221 3,185 3,005 2,745 2,617 2,309 1,978 Depreciation 9,476 - - - 182 451 707 756 835 864 726 651 654 648 583 149 132 95 95 EBIT 47,854 (64) (75) (88) (147) (30) 136 1,227 1,668 1,483 2,342 2,741 2,567 2,538 2,422 2,595 2,485 2,214 1,883 Taxes and Royalties 16,318 - - - 10 46 88 351 467 573 835 965 908 897 850 854 817 726 616 Earnings 31,535 (64) (75) (88) (157) (76) 49 876 1,201 910 1,506 1,776 1,659 1,640 1,571 1,741 1,668 1,489 1,268 Cash Flow Total Revenue 95,090 - - - 251 1,172 2,253 3,677 4,409 3,780 4,889 5,459 5,190 5,124 4,823 4,423 4,230 3,749 3,203 Opex (37,524) - - - (206) (751) (1,410) (1,693) (1,906) (1,432) (1,821) (2,067) (1,969) (1,939) (1,818) (1,678) (1,613) (1,439) (1,225) Capex (10,607) (64) (142) (297) (893) (1,666) (2,151) (617) (1,035) (854) (360) (59) (59) (168) (168) (168) (81) (106) (559) Taxes and Royalties (16,318) - - - (10) (46) (88) (351) (467) (573) (835) (965) (908) (897) (850) (854) (817) (726) (616) Net Cash Flow 30,641 (64) (142) (297) (859) (1,291) (1,395) 1,015 1,002 921 1,872 2,368 2,254 2,120 1,986 1,722 1,719 1,478 803 Cumulative Cash Flow 30,641 (64) (206) (503) (1,361) (2,652) (4,047) (3,032) (2,031) (1,110) 762 3,130 5,384 7,503 9,490 26,641 28,360 29,838 30,641 38 NORI - D NPV using current spot prices: ~$10.8bn 2

BETTER METALS FOR EVs Highlighting the unique value proposition. BETTER METALS FOR EVs 39

BETTER METALS FOR EVs Proven Fundraising and Public Company Track Record Strong Investor Base Inside of Trust Robust Relationships With Prospective PIPE Investors Scott Leonard CEO Scott Honour Chairman David Quiram CFO 10 0+ Our ability to deliver a successful transaction with The Metals Company is supported by our management team’s superior track record across investing, value creation and sustainable change Deals / exits Platform and add - on acquisitions $40+ Billion of total capital raised Commercial & operating excellence ESG 10 0+ Years of collective experience in senior commercial, operational, and management roles $2 0+ Billion of value creation where the team occupied senior leadership roles Major transformations where the team outperformed the peer base 10 0% Large - scale transformations undertaken with substantial ESG impacts realized 2+ Million annual tons of CO 2 reduced in most recent ESG transformation Current portfolio companies with meaningful sustainability efforts underway $6 0+ Billion of transactions Key differentiating factors Justin Kelly Director Rick Gaenzie Director Issac Barchas Director Additional Team Members Experienced Management Team Board of Directors Marcy Haymaker Partner Susan Tanski Principal Gina Stryker General Counsel SOAC is proud to form a partnership for powerful, profitable and sustainable growth with TMC. 40

BETTER METALS FOR EVs 1 Additional shares issued at $25.00, $35.00, $50.00, $75.00, $100.00, $150.00 and $200 (please see appendix for details) . 2 Pro forma ownership assumes no redemptions by SPAC shareholders and does not include the issuance of 10mm shares upon exercise of a warrant that will replace a certain contingent liability with respect to an operational milestone. K e y T r a n s a c t i o n T e r m s I l l u s t r a t i v e P r o F o r m a V a l u a t i o n - The Metals Company and SOAC raised a fully committed, upsized PIPE of $330mm to support the transaction - SOAC currently has $300mm in cash held in trust account - $2.4 billion pro forma enterprise value - NORI - D NAV of $6.8bn, P / NAV of 0.35x - Proceeds raised expected to fund the required capex for pre - production (offshore and onshore development, technical studies) as well as “Project Zero” - Earn - out of 2% of total pro forma shares outstanding issued to existing TMC shareholders at illustrative pro forma share price of $15.00 1 - Sponsor will move 0.7mm shares to earn - out at $12.00 per share and will receive 0.5mm additional shares share price of $50.00 P r o F o r m a O w n e r s h i p 2 S o u r c e s a n d U s e s Transaction currently expected to fully fund pre - production capital and “Project Zero” (initial commercial production). Pro Forma Ownership Shares (mm) Ownership SPAC Public Investors 30.0 10% Sponsor Promote 6.8 2 PIPE Investors 33.0 11 Shares to The Metals Company 225.0 76 Total Shares Outstanding 294.8 100% Sources ($mm) Percent SPAC Cash in Trust $300 10% PIPE Proceeds 330 11 Sponsor Promote 68 2 The Metals Company Rollover Equity 2,250 76 Total Sources $2,948 100% Uses ($mm) Percent Proceeds to The Metals Company $570 19% Sponsor Promote 68 2 Transaction Costs 60 2 The Metals Company Rollover Equity 2,250 76 Total Uses $2,948 100% Pro Forma Valuation Share Price $10.00 Pro Forma Shares Outstanding 295 Equity Value $2,948 Plus: Debt 0 Less: Cash (570) Enterprise Value $2,378 2027E NORI - D EBITDA 1,983 FV / 2027E NORI - D EBITDA 1.2x 41

BETTER METALS FOR EVs The electrification value chain informs our investment hypothesis. B a s e m e t a l s p r o d u c e r s B a s e m e t a l s d e v e l o p e r s B a t t e r y v a l u e c h a i n D i s r u p t i v e b a t t e r y E V s E le c t r i f i cat io n f a c i l i t at or s E V m e t a l s p r o d u c e r s 42

BETTER METALS FOR EVs 0.35x 1.1x 0.9x 0.8x 0.7x 0.4x 0.3x 0.3x 0.2x 1.6x TMC Western Areas Ivanhoe Mines Nickel Mines Trilogy Metals N evada Copper Sea b ridge Gold Base Metal Producers TMC offers a significant discount at its current valuation, as compared to trading levels of base metal producing peers. M a r k et C a p / F u n d a m e nt a l V a l u e Median: 0.5x 1 Fundamental value calculation based on information provided in Canadian NI 43 - 101 and SEC Regulation S - K (Subpart 1300) Compliant NORI Area D Clarion Clipperton Zone Mineral Resource Estimate and associated financial model, AMC, March 2021 . 2 Fundamental value for SolGold based on median NAV from broker reports published by Hannam, Peel Hunt and Cantor Fitzgerald on February 5, 2021, January 19, 2021 and December 10, 2020, respectively. Source: Market capitalization and NAV estimates as per FactSet as of February 8, 2021. B a s e M e t a l D e v e l o p e r s NORI - D TMC NORI - D only 1 Northern SolGold 2 Dynasty 43

BETTER METALS FOR EVs NORI - D stand - alone valuation believed to justify TMC value before upside from the rest of the field. 65% discount to midpoint Full field fundamental value of $38bn as of 2023E; $31bn as of “today” 4 Discounted Key “go/no go” decision point to invest further for production Fu n d a ment a l value range based on Initial Assessment 1 ; range shown based on 8 - 10% discount rate NORI - D 1 Canadian NI 43 - 101 and SEC Regulation S - K (Subpart 1300) Compliant NORI Area D Clarion Clipperton Zone Mineral Resource Estimate and associated financial model, AMC, March 2021. 2 Discounted from December 31, 2023 to December 31, 2020. 3 Based on spot prices as of February 26, 2021. Nickel price of $18,607/ton (LME Spot Close), copper price of $9,172/ton (LME Spot Close), cobalt price of $51,995/ton (LME Spot Close) and manganese price of $5.55/dmtu (SMM - Mn 44% Ore - CIF Tianjin). 4 Canadian NI 43 - 101 Resource Statement for full field financial model ( internal DeepGreen development scenario ). Note: Equity value per share calculations assume $440mm of balance sheet cash (proceeds from transaction net of fees). 44 NORI - D NPV of ~$10.8bn using current spot prices 3 $7.5bn ($24/share) $5.8bn ($19/share) $2.4bn ($10/share) Future $9.9bn ($31/share) $7.6bn ($25/share) NORI - D Fundamental Value as of 2023E 1 Implied Discounted Firm Value (Discounted 3 periods @ 9%) 2 Post Money Enterprise Value

BETTER METALS FOR EVs Traditional miners provide a lon g - t er m f loo r v alua t io n wi t h upside to more disruptive peers in the EV value chain. 1 Quantumscape multiples based on 2027E and 2028E. Microvast multiples based on 2023E and 2024E. 2 Disruptive battery EV multiples based on 2023E and 2024E. Proterra multiple based on 2024E and 2025E multiples. 3 Electrification facilitators multiples based on 2023E and 2024E. EVBox 2023E multiple was not considered as it exceeds 150x and its 2024E multiple was not considered due to the lack of a 2024E EBITDA projection. Note: The Metals Company multiples based on 2026E and 2027E EBITDA for NORI - D. Source: Firm value and EBITDA estimates per FactSet as of February 8, 2021 and company filings. EBITDA projections stated in investor presentations used for Quantumscape, Microvast, Proterra, Lion Electric, Arrival, Chargepoint, EVBox, EVGo. F V / E B I T D A ( C Y + 2 ) F V / E B I TD A ( C Y + 1 ) Med i a n : 14. 5x NORI - D 2.8x 6.8x 17.3x 25.3x 21.3x Med i a n : 21. 3x 33.9x The Metals Company (NORI - D) Base Metals Producers EV Metal Producers Battery Value Chain 1 Distruptive Battery EVs 2 El e ct r ificat i on F a c i l itat o rs 3 TMC 2026E 1.2x 6.4x 14.5x 15.2x 8.0x 15.9x The Metals Company (NORI - D) Base Metals Producers EV Metal Producers Battery Value Chain 1 Distruptive Battery EVs 2 Electrification Facilitators 3 T M C 2027E 45

BETTER METALS FOR EVs Value upside driven by ultimate trading up of TMC to EV metals producer peers. 63% Discount to Midpoint Discounted $2bn EBITDA reached NORI - D 46 Note: Equity value per share calculations assume $440mm of balance sheet cash (proceeds from transaction net of fees). $12.9bn ($39/share) $4.3bn ($14/share) $2.4bn ($10/share) Future $25.8bn ($73/share) $8.6bn ($27/share) 6.5x - 13.0x FV / 2027E EBITDA Implied Discounted Firm Value (Discounted 6 Periods @ 20%) Post Money Enterprise Value

Why SOAC is excited to partner with DeepGreen to form The Metals Company. 47 BETTER METALS FOR EVs Significant projected supply shortfall and increasingly costly greenfields Diminishing resources and a steady decline in grades expected to create a deficit and support higher prices The Metals Company is the right company to competitively and profitably address the battery raw material supply gap TMC’s valuable exploration rights in the CCZ, partnerships with industry leaders, progress towards securing NORI D exploitation rights and a management with exceptional financial acumen position the company as a future leader in the battery metal supply chain Resources in the Clarion - Clipperton Zone could bridge the projected supply gap Limited sizeable nickel and copper greenfields across the globe – the CCZ is the answer Sustained secular demand growth for nickel and copper Rapid adoption of electrification has created a meaningful increase in demand for battery metals “EV battery in a rock”

BETTER METALS FOR EVs Appendix. BETTER METALS FOR EVs 48

BETTER METALS FOR EVs Note: Biodiversity defined as species richness. Source: Mineral Commodity Summaries, U.S. Geological Survey, January 2020; “Where Should Metals for the Green Transition Come From?”, Paulikas et al, April 2020. Conventional mining in high - risk jurisdictions with most biodiversity. 49

10 0% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% 29 Cu 27 Co 25 Mn Ni 28 Li 3 Oil Natural gas Top 3 producing countries Share in total production, 2019 1 China 10% 23% 55% Australia Russia 4% 4% 71% Chile 13% 17% 31% Gabon 10% 16% 30% Iran Russia China 6% 18% 23% 8% 11% 28% 12% 13% 18% Russia Philip - pines Australia DRC Peru Saudi Russia Australia Indo - South Chile US US nesia Africa 1 “ Clean energy progress after Covid - 19 crisis will need reliable supplies of critical minerals”, IEA, May 2020. 2 Mineral Commodity Summaries, U.S. Geological Survey, January 2020. Tricky geopolitics will stay as we decarbonize. BETTER METALS FOR EVs 2 50

BETTER METALS FOR EVs Overview • Eight tranches of earn - out shares available to selling shareholders • Shares vest if share price trades above the strike price for 20 out of 30 trading days • Tranches range from $15.00 per share to $200.00 per share as shown below • Additionally, the sponsor will receive 0.5mm additional shares if the actual price exceeds $50 per share for 20 out of 30 trading days Incentives aligned through a compelling earn - out structure. Tranche 1 Tranche 2 Tranche 3 Tranche 4 Tranche 5 Tranche 6 Tranche 7 Tranche 8 Shares in Earn Out (mm) 5.00 10.00 10.00 1 20.50 20.00 20.00 25.00 25.00 Price ($) $15.00 $25.00 $35.00 $50.00 $75.00 $100.00 $150.00 $200.00 Equity Value of Earn Out $75.00 $250.00 $350.00 1 $1,025.00 $1,500.0 $2,000.00 $3,750.00 $5,000.00 1 Inclusive of the sponsor’s incentive shares of 0.5mm with implied equity value of $25mm. 51

BETTER METALS FOR EVs Backed by an experienced and committed group of professionals. +30 - 50 people at Maersk Supply Services supporting offshore campaigns +100 researchers & contractors contributing to the ESIA 1 program +55 engineers at Allseas working on pilot collection system JON MACHIN Head of Offshore Development Expert on design and build of deep water ROVs, trenchers, dredgers and other extreme machines ROBERT HEYDON New Territories Instrumental in pioneering 21st century private sector mineral exploration in the international seabed area TOM SHARP Bu si n ess Dev e l opmen t A sia & Investor Relations 20+ years of experience in equity trading, track record in raising funds in resources, incl. Nautilus Minerals COREY MCLACHLAN ISA & Sponsoring State Relations Experienced social performance and external relations professional (Canada, the South Pacific, Nauru & Kiribati) ANTHONY O’SULLIVAN Chief Development Officer 30 years experience in mining projects on land & ocean . Former Head of base Metals Exploration at BHP ROBERT MILBOURNE GC 20+ years of international and cross - cultural legal, advisory and management expertise in mining at Vale and Norton Rose DAN PORRAS Brand & Comms 15 years in brand development and communications for renewables companies, foundations and NGOs ERIKA ILVES Strategy 15 years in strategy, incl. 6 years at McKinsey & Co in Africa, Asia - Pacific & GCC. Co - founded two robotics start - ups in extreme environment mining MICK EDDY Business Development USA 15 years experience in business development for Silicon Valley technology companies, incl. virtual reality DR GREGORY STONE Chief Ocean Scientist Leading oceanographer. Thought leader on ocean health. Former Chief Scientist for Conservation International WENLIN (WILLIAM) LI China Partnerships 25 years in forging partnerships between Chinese and Australian public and private entities in minerals and mining industry, covering offtake, project development, financing, engineering and procurement PATRICK CLARKE Project Controls Manager 5 years of engineering & project management of complex projects in the environmental, infrastructure & resource sectors, incl. in Indonesia & Pacific Islands DR MICHAEL CLARKE En viro n m e n t a l Pro gra m M a n ag e r 25+ years of experience in project management globally covering the complete project cycle for biodiversity, fisheries, marine biology, renewables, hydropower, EIA and EMP GERARD BARRON CEO & Executive Chairman Serial tech entrepreneur, major investor in The Metals Company, successful investment track record in ocean resources DR JEFFREY DONALD Head of Onshore Development 20 years of experience in metallurgy, expert at managing the development of complex projects TOBY BUCKLEY Senior Engineer Stanford MSc in aeronautics. 2 years experience in robotics controls and machine learning at OffWorld, extreme environments robotics start - up ZAGLUL KHANDKAR Project Office 15 years experience supporting complex ESIA (1) programs RORY USHER PR Manager Oxford MSc in African Studies, concerning artisanal mining. 4 years communications experience with governments in Africa and the Gulf TINA POMEE Environmental Scientist & Tonga Country Manager One of Tonga’s leading offshore scientists. Broad experience working with government. Multiple offshore expeditions PETER JACOB Nauru Country Manager 20 year career in Nauru public service and resource management 1 Environmental and Social Impact Assessment. 52

1 Average estimated annual production and revenue 2030 - 2046. Source: Canadian NI 43 - 101 and SEC Regulation S - K (Subpart 1300) Compliant NORI Area D Clarion Clipperton Zone Mineral Resource Estimate and associated financial model, AMC, March 2021. $503 per dry tonne Polymetallic Nodules 9.3 Kt $4,679 million P R O D U C T S Nickel – contained in Ni sulphate, matte and alloy 119.1 Kt $2,200 million (46%) Manganese – contained in 40% Mn silicate slag 2,847.0 Kt $1,278 million (28%) Copper – contained in Cu cathode, matte and alloy 88.7 Kt $623 million (13%) Cobalt – contained in Co sulphate, matte and alloy 9.4 Kt $556 million (12%) Fertilizer grade ammonium sulfate 253.5 Kt $23 million (<1%) Vo lume ( dr y ) p a 1 Revenue pa 1 BETTER METALS FOR EVs NORI - D estimated project production. Estimated nodules collected, processed & refined (millions of dry tonnes) 53 0.7 2.9 5.8 8.1 9.7 8.0 9.5 10.9 10.3 10.2 9.5 9.2 9.8 9.8 9.5 8.7 9.4 10.2 9.7 8.8 8.5 7.6 6.4 2 0 24 2 0 25 2 0 26 2 0 27 2 0 28 2 0 29 2 0 30 2 0 31 2 0 32 2 0 33 2 0 34 2 0 35 2 0 36 2 0 37 2 0 38 2 0 39 2 0 40 2 0 41 2 0 42 2 0 43 2 0 44 2 0 45 2 0 46

1 Manganese ores are priced in dmtu (dry metric tonne units). A unit is 10 kg, or 1/100th of a tonne. A tonne of ore grading 40% Mn priced at US$4.53/dmtu would be worth US$181/t of ore. Source: Market Overviews for The Metals Company Initial Assessment, CRU International, October 2020. N I C K E L S U L F A T E NiSO 4 .6H 2 O $16,106 per tonne + $1,605 per tonne average additional sulphate premium C O P P E R C A T H O D E $6,787 per tonne C O B A L T S U L F A T E CoSO 4 .7H 2 O $46,416 per tonne + $10,575 per tonne average additional sulphate premium 4 0 % M N P R O D U C T $4.53 per dmtu 1 or $181 per tonne of Mn product comparable to ore Average product prices assumed in the Feb 2021 Initial Assessment for NORI - D. 25 Mn M a ngan e se 54.938 29 Cu C o pp er 63.546 28 Ni Nickel 58.693 27 Co C obalt 58.933 BETTER METALS FOR EVs 54

BETTER METALS FOR EVs NOTICE TO CANADIAN INVESTORS This presentation has been prepared by SPAC solely for information purposes and is furnished to you on a confidential basis. Recipients of this presentation may not reproduce or otherwise redistribute, in whole or in part, this presentation to any other person. The securities described herein may be sold only to purchasers purchasing, or deemed to be purchasing, as principal that are accredited investors, as defined in National Instrument 45 106 - Prospectus Exemptions (“NI 45 - 106”) or subsection 73.3(1) of the Securities Act (Ontario), and that are “permitted clients”, as defined in National Instrument 31 - 103 Registration Requirements, Exemptions and Ongoing Registrant Obligations . The distribution of such securities in Canada is being made on a “private placement” basis only and is exempt from the requirement to prepare and file a prospectus with the relevant securities regulatory authorities in Canada. Accordingly, any resale of the securities must be made in accordance with applicable Canadian securities laws, which may vary depending on the relevant jurisdiction, and which may require resales to be made in accordance with prospectus requirements or exemptions from the prospectus requirements. These resale restrictions may under certain circumstances apply to resales of the securities outside of Canada. Canadian purchasers are advised to seek legal advice prior to any resale of the securities both within and outside of Canada. Statutory and Contractual Rights for Certain Purchasers in Canada Securities legislation in certain of the Canadian provinces provides certain purchasers of securities pursuant to an offering memorandum (such as this presentation) with a remedy for damages or rescission, or both, in addition to any other rights they may have at law, where the offering memorandum and any amendment thereto and, in some cases, advertising and sales material used in connection therewith, contains a “misrepresentation,” as defined in the applicable Canadian securities legislation. A “misrepresentation” is generally defined under applicable Canadian securities laws to mean an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make any statement not misleading in light of the circumstances in which it was made. These remedies, or notice with respect to these remedies, must be exercised or delivered, as the case may be, by the purchaser within the time limits prescribed by applicable securities legislation and are subject to limitations and defenses under applicable securities legislation. The following is a summary of the rights of action for damages or rescission, or both, available to certain purchasers residing in certain of the provinces of Canada and is subject to the express provisions of the securities laws, regulations and rules governing such provinces and reference is made thereto for the complete text of such provisions. Such provisions may contain limitations and statutory defenses not described here on which the issuer and other applicable parties may rely. Canadian purchasers should refer to the applicable provisions of the securities legislation of their province for the particulars of these rights or consult with a legal adviser. The rights described below are in addition to and without derogation from any other right or remedy which Canadian purchasers may have at law and are intended to correspond to the provisions of the relevant securities legislation and are subject to the defenses contained therein. Ontario The right of action for damages or rescission described herein is conferred by section 130.1 of the Securities Act (Ontario) (the “Ontario Act”). The Ontario Act provides, in relevant part, that every purchaser of securities pursuant to an offering memorandum (such as this presentation) shall have a statutory right of action for damages or rescission against the issuer and any selling security holder in the event that the offering memorandum contains a misrepresentation, as defined in the Ontario Act. A purchaser who purchases securities offered by the offering memorandum during the period of distribution has, without regard to whether the purchaser relied upon the misrepresentation, a right of action for damages or, alternatively, while still the owner of the securities, for rescission against the issuer and any selling security holder provided that: a. if the purchaser exercises its right of rescission, it shall cease to have a right of action for damages as against the issuer and the selling security holders, if any; b. the issuer and the selling security holders, if any, will not be liable if it proves that the purchaser purchased the securities with knowledge of the misrepresentation; c. the issuer and the selling security holders, if any, will not be liable for all or any portion of damages that it proves do not represent the depreciation in value of the securities as a result of the misrepresentation relied upon; d. the issuer and the selling security holders, if any, will not be liable for a misrepresentation in “forward looking information” (“FLI”), as such term is defined under applicable Canadian securities laws, if it proves that: a. the offering memorandum contains, proximate to the FLI, reasonable cautionary language identifying the FLI as such, and identifying material factors that could cause actual results to differ materially from a conclusion, forecast or projection set out in the FLI, and a statement of material factors or assumptions that were applied in drawing a conclusion or making a forecast or projection set out in the FLI; and b. the issuer had a reasonable basis for drawing the conclusions or making the forecasts and projections set out in the FLI; and e. in no case shall the amount recoverable exceed the price at which the securities were offered. Section 138 of the Ontario Act provides that no action shall be commenced to enforce these rights more than: f. in the case of an action for rescission, 180 days after the date of the transaction that gave rise to the cause of action; or g. in the case of an action for damages, the earlier of: a. 180 days after the date that the purchaser first had knowledge of the facts giving rise to the cause of action; or b. three years after the date of the transaction that gave rise to the cause of action. This presentation is being delivered in reliance on the “accredited investor exemption” from the prospectus requirements contained in the Ontario Act and NI 45 - 106. The rights referred to in section 130.1 of the Ontario Act do not apply in respect of an offering memorandum delivered to a prospective purchaser in connection with a distribution made in reliance on the accredited investor exemption if the prospective purchaser is (a) a Canadian financial institution or a Schedule III bank (each as defined in section 1.1 of NI 45 - 106); (b) the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada); or (c) a subsidiary of any person referred to in paragraphs (a) and (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary. Disclaimer for Canadian investors. 55

BETTER METALS FOR EVs Saskatchewan The right of action for damages or rescission described herein is conferred by section 138 of The Securities Act, 1988 (Saskatchewan), as amended (the “Saskatchewan Act”). The Saskatchewan Act provides, in relevant part, that where an offering memorandum (such as this presentation), or any amendment thereto, is sent or delivered to a purchaser and it contains a misrepresentation, as defined in the Saskatchewan Act, a purchaser who purchases a security covered by the offering memorandum or any amendment thereto has, without regard to whether the purchaser relied on the misrepresentation, a right of action for damages or rescission against: a. the issuer or the selling security holder on whose behalf the distribution is made; b. every promoter and director of the issuer or the selling security holder, as the case may be, at the time the offering memorandum or any amendment thereto was sent or delivered; c. every person or company whose consent has been filed respecting the offering, but only with respect to reports, opinions or statements that have been made by them; d. every person or company that, in addition to the persons or companies mentioned in (a) to (c) above, signed the offering memorandum or any amendment thereto; and e. every person or company that sells securities on behalf of the issuer or the selling security holder under the offering memorandum or any amendment thereto. Such rights of action for damages or rescission are subject to certain limitations including the following: f. if the purchaser elects to exercise its right of rescission against the issuer or selling security holder, it shall have no right of action for damages against that party; g. in an action for damages, a defendant will not be liable for all or any portion of the damages that he, she or it proves do not represent the depreciation in value of the securities resulting from the misrepresentation relied on; h. no person or company, other than the issuer or a selling security holder, will be liable for any part of the offering memorandum or any amendment thereto not purporting to be made on the authority of an expert and not purporting to be a copy of, or an extract from, a report, opinion or statement of an expert, unless the person or company failed to conduct a reasonable investigation sufficient to provide reasonable grounds for a belief that there had been no misrepresentation or believed that there had been a misrepresentation; i. in no case shall the amount recoverable exceed the price at which the securities were offered; and j. no person or company is liable in an action for damages or rescission if that person or company proves that the purchaser purchased the securities with knowledge of the misrepresentation. In addition, no person or company, other than the issuer or selling security holder, will be liable if the person or company proves that: k. the offering memorandum or any amendment thereto was sent or delivered without the person’s or company’s knowledge or consent and that, on becoming aware of it being sent or delivered, that person or company gave reasonable general notice that it was so sent or delivered; or l. with respect to any part of the offering memorandum or any amendment thereto purporting to be made on the authority of an expert, or purporting to be a copy of, or an extract from, a report, an opinion or a statement of an expert, that person or company had no reasonable grounds to believe and did not believe that there had been a misrepresentation, the part of the offering memorandum or any amendment thereto did not fairly represent the report, opinion or statement of the expert, or was not a fair copy of, or an extract from, the report, opinion or statement of the expert. Not all defenses upon which an issuer, selling security holder or other person may rely are described herein. Canadian investors should refer to the full text of the Saskatchewan Act for a complete listing. Similar rights of action for damages and rescission are provided in section 138.1 of the Saskatchewan Act in respect of a misrepresentation in advertising and sales literature disseminated in connection with an offering of securities. Section 138.2 of the Saskatchewan Act also provides that where an individual makes a verbal statement to a prospective purchaser that contains a misrepresentation relating to the security purchased and the verbal statement is made either before or contemporaneously with the purchase of the security, the purchaser has a right of action for damages against the individual who made the verbal statement without regard to whether the purchaser relied on the misrepresentation. Section 141(1) of the Saskatchewan Act provides a purchaser with the right to void the purchase agreement and to recover all money and other consideration paid by the purchaser for the securities if the securities are sold in contravention of the Saskatchewan Act by a vendor who is trading in Saskatchewan, the regulations to the Saskatchewan Act or a decision of the Financial and Consumer Affairs Authority of Saskatchewan. Section 141(2) of the Saskatchewan Act also provides a right of action for rescission or damages to a purchaser of securities to whom an offering memorandum or any amendment thereto was required by Section 80.1 of the Saskatchewan Act to be sent or delivered but was not sent or delivered prior to or at the same time as the purchaser enters into an agreement to purchase the securities. The rights of action for damages or rescission under the Saskatchewan Act are in addition to and do not derogate from any other right which a purchaser may have at law. Section 147 of the Saskatchewan Act provides that no action shall be commenced to enforce any of the foregoing rights more than: a. in the case of an action for rescission, 180 days after the date of the transaction that gave rise to the cause of action; or b. in the case of any other action, other than an action for rescission, the earlier of: a. one year after the plaintiff first had knowledge of the facts giving rise to the cause of action; or b. six years after the date of the transaction that gave rise to the cause of action. The Saskatchewan Act also provides a purchaser who has received an amended offering memorandum delivered in accordance with subsection 80 . 1 (3) of the Saskatchewan Act with a right to withdraw from the agreement to purchase the securities by delivering a notice to the person who or company that is selling the securities, indicating the purchaser’s intention not to be bound by the purchase agreement, provided such notice is delivered by the purchaser within two business days of receiving the amended offering memorandum . New Brunswick The right of action for damages or rescission described herein is conferred by section 150 of the Securities Act (New Brunswick) (the “New Brunswick Act”). The New Brunswick Act provides, in relevant part, that where an offering memorandum (such as this presentation) contains a misrepresentation, as defined in the New Brunswick Act, a purchaser who purchases securities offered by the offering memorandum shall be deemed to have relied on the misrepresentation if it was a misrepresentation at the time of purchase and: a. the purchaser has a right of action for damages against (i) the issuer, (ii) any selling security holder(s) on whose behalf the distribution is made, (iii) every person who was a director of the issuer at the date of the offering memorandum, or (iv) every person who signed the offering memorandum; or b. where the purchaser purchased the securities from a person referred to in paragraph (a)(i) or (ii) above, the purchaser may elect to exercise a right of rescission against such person, in which case the purchaser shall have no right of action for damages against the person. This statutory right of action is available to New Brunswick purchasers whether or not such purchasers relied on the misrepresentation. However, there are various defenses available to the issuer. In particular, no person will be liable for a misrepresentation if such person proves that the purchaser purchased the securities with knowledge of the misrepresentation when the purchaser purchased the securities. Moreover, in an action for damages, the amount recoverable will not exceed the price at which the securities were offered under the offering memorandum and any defendant will not be liable for all or any part of the damages that the defendant proves do not represent the depreciation in value of the security as a result of the misrepresentation. If the purchaser intends to rely on the rights described in (a) or (b) above, such purchaser must do so within strict time limitations. The purchaser must commence an action to cancel the agreement within 180 days after the date of the transaction that gave rise to the cause of action. The purchaser must commence its action for damages within the earlier of (a) one year after the purchaser first had knowledge of the facts giving rise to the cause of action; or (b) six years after the date of the transaction that gave rise to the cause of action. Disclaimer for Canadian investors (cont’d). 56

BETTER METALS FOR EVs Nova Scotia The right of action for damages or rescission described herein is conferred by section 138 of the Securities Act (Nova Scotia) (the “Nova Scotia Act”). The Nova Scotia Act provides, in relevant part, that in the event that an offering memorandum (such as this presentation), together with any amendment thereto, or any advertising or sales literature, as defined in the Nova Scotia Act, contains a misrepresentation, as defined in the Nova Scotia Act, the purchaser will be deemed to have relied upon such misrepresentation if it was a misrepresentation at the time of purchase and has, subject to certain limitations and defenses, a statutory right of action for damages against the issuer and, subject to certain additional defenses, every director of the issuer at the date of the offering memorandum and every person who signed the offering memorandum or, alternatively, while still the owner of the securities purchased by the purchaser, may elect instead to exercise a statutory right of rescission against the issuer, in which case the purchaser shall have no right of action for damages against the issuer, directors of the issuer or any other person who has signed the offering memorandum, provided that, among other limitations: a. no action shall be commenced to enforce the right of action for rescission or damages by a purchaser resident in Nova Scotia later than 120 days after the date on which the initial payment was made for the securities; b. no person will be liable if it proves that the purchaser purchased the securities with knowledge of the misrepresentation; c. in the case of an action for damages, no person will be liable for all or any portion of the damages that it proves do not represent the depreciation in value of the securities as a result of the misrepresentation relied upon; and d. in no case will the amount recoverable in any action exceed the price at which the securities were offered to the purchaser. In addition, a person or company, other than the issuer, will not be liable if that person or company proves that: e. the offering memorandum or any amendment thereto was sent or delivered to the purchaser without the person’s or company’s knowledge or consent and that, on becoming aware of its delivery, the person or company gave reasonable general notice that it was delivered without the person’s or company’s knowledge or consent; f. after delivery of the offering memorandum or any amendment thereto and before the purchase of the securities by the purchaser, on becoming aware of any misrepresentation in the offering memorandum or amendment thereto the person or company withdrew the person’s or company’s consent to the offering memorandum or any amendment thereto, and gave reasonable general notice of the withdrawal and the reason for it; or g. with respect to any part of the offering memorandum or any amendment thereto purporting (i) to be made on the authority of an expert, or (ii) to be a copy of, or an extract from, a report, an opinion or a statement of an expert, the person or company had no reasonable grounds to believe and did not believe that (A) there had been a misrepresentation, or (B) the relevant part of the offering memorandum or any amendment thereto did not fairly represent the report, opinion or statement of the expert, or was not a fair copy of, or an extract from, the report, opinion or statement of the expert . Furthermore, no person or company, other than the issuer, will be liable with respect to any part of the offering memorandum or any amendment thereto not purporting (a) to be made on the authority of an expert or (b) to be a copy of, or an extract from, a report, opinion or statement of an expert, unless the person or company (i) failed to conduct a reasonable investigation to provide reasonable grounds for a belief that there had been no misrepresentation or (ii) believed that there had been a misrepresentation. If a misrepresentation is contained in a record incorporated by reference into, or deemed incorporated by reference into, the offering memorandum or any amendment thereto, the misrepresentation is deemed to be contained in the offering memorandum or any amendment thereto. The rights described above are in addition to any other right or remedy available at law to the purchaser. Newfoundland and Labrador The right of action for damages or rescission described herein is conferred by section 130.1 of the Securities Act (Newfoundland and Labrador) (the “Newfoundland Act”). The Newfoundland Act provides, in relevant part, that where an offering memorandum (such as this presentation) contains a misrepresentation, as defined in the Newfoundland Act, a purchaser who purchases securities offered by the offering memorandum during the period of distribution has, without regard to whether the purchaser relied upon the misrepresentation, (a) a statutory right of action for damages against (i) the issuer, (ii) every director of the issuer at the date of the offering memorandum, and (iii) every person or company who signed the offering memorandum and (b) for rescission against the issuer. Where a purchaser elects to exercise a right of rescission against the issuer, such purchaser has no right of action for damages against (i) the issuer, (ii) every director of the issuer at the date of the offering memorandum, nor (iii) every person or company who signed the offering memorandum. The Newfoundland Act provides a number of limitations and defenses in respect of such rights. Where a misrepresentation is contained in an offering memorandum, a person or company shall not be liable for damages or rescission: a. where the person or company proves that the purchaser purchased the securities with knowledge of the misrepresentation; b. where the person or company proves that the offering memorandum was sent to the purchaser without the person’s or company’s knowledge or consent and that, on becoming aware of its being sent, the person or company promptly gave reasonable notice to the issuer that it was sent without the knowledge and consent of the person or company; c. if the person or company proves that the person or company, on becoming aware of the misrepresentation in the offering memorandum, withdrew the person’s or company’s consent to the offering memorandum and gave reasonable notice to the issuer of the withdrawal and the reason for it; d. if, with respect to any part of the offering memorandum purporting to be made on the authority of an expert or purporting to be a copy of, or an extract from, a report, opinion or statement of an expert, the person or company proves that the person or company did not have any reasonable grounds to believe and did not believe that: a. there had been a misrepresentation; or b. the relevant part of the offering memorandum: a. did not fairly represent the report, opinion or statement of the expert; or b. was not a fair copy of, or an extract from, the report, opinion or statement of the expert; e. with respect to any part of the offering memorandum not purporting to be made on the authority of an expert and not purporting to be a copy of, or an extract from, a report, opinion or statement of an expert, unless the person or company: a. did not conduct an investigation sufficient to provide reasonable grounds for a belief that there had been no misrepresentation; or b. believed there had been a misrepresentation; f. in the case of an action for damages, the defendant is not liable for all or any part of the damages that the defendant proves do not represent the depreciation in value of the security as a result of the misrepresentation; and g. in no case will the amount recoverable in any action exceed the price at which the securities were offered under the offering memorandum. Section 138 of the Newfoundland Act provides that no action shall be commenced to enforce these rights more than: h. in the case of an action for rescission, 180 days after the date of the transaction that gave rise to the cause of action; or i. in the case of an action for damages, the earlier of: a. 180 days after the date that the purchaser first had knowledge of the facts giving rise to the cause of action; or b. three years after the date of the transaction that gave rise to the cause of action. Manitoba, Prince Edward Island, Yukon, Nunavut and Northwest Territories In Manitoba, the Securities Act (Manitoba); in Prince Edward Island, the Securities Act (PEI); in Yukon, the Securities Act (Yukon); in Nunavut, the Securities Act (Nunavut); and in the Northwest Territories, the Securities Act (Northwest Territories) provide a statutory right of action for damages or rescission to purchasers residing in Manitoba, Prince Edward Island, Yukon, Nunavut and the Northwest Territories, respectively, in circumstances where an offering memorandum (such as this presentation) or an amendment hereto contains a misrepresentation, which rights are similar, but not identical, to the rights available to purchasers residing in the Province of Ontario. 57 Disclaimer for Canadian investors (cont’d).